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                                                                  EXHIBIT 19.1
                     STATEMENT TO CERTIFICATEHOLDERS
                   NATIONSCREDIT GRANTOR TRUST 1996 - 1

   Pursuant to the Pooling and Servicing Agreement, dated as of
January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
          Month                                                 Mar-98
          Collection Period                                          01-Feb-98
          Determination Date                                         11-Mar-98
          Deposit Date                                               13-Mar-98
          Distribution Date                                          16-Mar-98

          POOL BALANCE
               Pool Balance on the close of the last day
                 of the Collection Period (Record Date)         123,756,810.44
               Pool Factor                                           55.44806%
               Ending Pool Balance (per $1,000 certificate)             554.48
               Liquidation Proceeds                                 251,872.06
               Purchase Amounts                                           -

         AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
               Interest Payments:
               Monthly Interest Payment                                   2.77
               Carry-Over Monthly Interest Payment                          -
               Total Interest Payment                                     2.77

               Principal Payments:
               Monthly Principal Payment                                 14.32
               Carry-Over Monthly Principal Payment                         -
               Total Principal Payment                                   14.32

               Servicing Fee:
               Servicing Fee                                              0.36
               Carry-Over Monthly Servicing Fee                             -
               Total Servicing Fee                                        0.36

SURETY BOND
             Surety Bond Amount for the current
                 Distribution Date                               31,738,439.41
             Surety Bond Amount as a % of the Pool Balance           25.64581%




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                    MONTHLY SERVICERS CERTIFICATE
                 NATIONSCREDIT GRANTOR TRUST 1996 - 1

Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

          Month                                                   Mar-98
          Collection Period                                           1-Feb-98
          Determination Date                                         11-Mar-98
          Deposit Date                                               13-Mar-98
          Distribution Date                                          16-Mar-98

          POOL BALANCE
               Pool Balance on the close of the last day
                 of the preceding Collection Period             126,953,757.62
               Principal Collections                              2,755,869.43
               Purchase Amounts Allocable to Principal                 -
               Defaulted Receivables                                441,077.75
               Pool Balance on the close of the last day
                 of the Collection Period                       123,756,810.44

               Original Pool Balance                            223,194,105.12

               Pool Factor                                           55.44806%

               Preference Amounts                                       -

               Certificate Pass-Through Rate                             5.85%
               Servicing Fee Rate                                        0.75%

          AVAILABLE INTEREST
               Collections allocable to interest                  1,085,820.03
               Liquidation Proceeds                                 251,872.06
               Purchase Amounts allocable to interest                          -
               Total Interest                                     1,337,692.09

          AVAILABLE PRINCIPAL
               Collections allocable to principal                 2,755,869.43
               Purchase Amounts allocable to principal                 -
               Total Principal                                    2,755,869.43

          AVAILABLE FUNDS
              Collections allocable to interest                   1,085,820.03
              Liquidation Proceeds                                  251,872.06
              Purchase Amounts allocable to interest                    -
              Collections allocable to principal                  2,755,869.43
              Purchase Amounts allocable to principal                   -
              Total Available Funds                               4,093,561.52

          DEPOSIT TO THE CERTIFICATE ACCOUNT
              Available Funds allocable to interest               1,337,692.09
              Available Funds allocable to principal              2,755,869.43
              Reserve Account Interest Withdrawal                       -
              Surety Interest Drawing                                   -
              Reserve Account Preference Withdrawal                     -
              Surety Preference Withdrawal                              -
              Reserve Account Principal Withdrawal                      -
              Surety Principal Drawing                                  -
              Total Deposit to the Certificate Account            4,093,561.52

          INTEREST PAYMENT
              Monthly Interest Payment                              618,899.57
              Carry-Over Monthly Interest                               -
              Total                                                 618,899.57

          PRINCIPAL PAYMENT
              Monthly Principal Payment                           3,196,947.18
              Carry-Over Monthly Principal                              -
              Total                                               3,196,947.18

          SERVICING FEE
              Servicing Fee                                          79,346.10
              Carry-Over Monthly Servicing Fee                           -
              Total                                                  79,346.10

          DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
              Interest distributions                                618,899.57
              Principal distribution                              3,196,947.18
              Preference Amounts
              Servicing Fee distribution                             79,346.10
              Distributions to the Surety Bond Provider              12,695.38
              Distributions to the Reserve Account                        -
              Distributions to the Seller                           185,673.30

              Carry-Over Monthly Interest to the next
                  Distribution Date                                      -
              Carry-Over Monthly Principal to the next
                  Distributions Date                                     -
              Carry-Over Monthly Servicing Fee to the next
                  Distribution Date                                      -

          RESERVE ACCOUNT
               Reserve Account Balance as of the end of the
                  preceding Collection Period                     6,347,687.88
               Earnings from investments on the Reserve Account      22,964.71
               Reserve Account Interest Withdrawal                       -
               Reserve Account Preference Withdrawal                     -
               Reserve Account Principal Withdrawal                      -
               Deposits to the Reserve Account                           -
               Reserve Account Balance                            6,370,652.59
               Distributions of any excess amounts on deposit
                  in the Reserve Account                            182,812.07
               Ending Reserve Account Balance                     6,187,840.52
               Reserve Account Balance as a % of the Pool
                  Balance                                                5.00%
               Specified Reserve Account Requirement              6,187,840.52
               Amount needed to fully fund Reserve Account                -

          SURETY BOND
              Required Surety Bond Amount (25% of the Pool
                 Balance)                                        31,738,439.41
             Surety Bond amount on the previous Distribution
                 Date                                            32,427,744.77
             Payments made with respect Surety Principal Draws         -
             Payments received with respect to unreimbursed
                 Surety Principal Draws                                -
             Surety Bond Amount for the current Distribution
                 Date                                            31,738,439.41


              Total Surety Interest Draws                               -
              Total Surety Principal Draws                              -
              Total Surety Preference Draws                             -
              Total Draws                                               -
              Surety Bond Fee                                        12,695.38
              Total unreimbursed Surety Interest Draws                  -
              Total unreimbursed Surety Principal Draws                 -
              Total unreimbursed Surety Preference Draws                -
              Amount Owed to Surety Bond Provider                    12,695.38
              Surety Bond Fee Paid                                   12,695.38
              Total payments for Surety Interest Draws                  -
              Total payments for  Surety Principal Draws                -
              Total payments for  Surety Preference Draws               -
              Payments made to the Surety Bond Provider              12,695.38
              Surety Bond Fee Outstanding                               -
              Remaining unreimbursed Surety Interest Draws              -
              Remaining unreimbursed Surety Principal Draws             -
              Remaining unreimbursed Surety Preference Draws            -
              Remaining Amounts Owed to the Surety Bond Provider        -

          NET CREDIT LOSS RATIO
              Net Credit Losses                                     189,205.69
              For the Current Collection Period                          1.81%
              For the preceding Collection Period                        1.32%
              For the second preceding Collection Period                 2.37%
              Average Net Credit Loss Ratio                              1.84%

          DELINQUENCY ANALYSIS
              Number of Loans
              30 to 59 days past due                                       229
              60 to 89 days past due                                        74
              90 or more days past due                                     146
              Total                                                        449

              Principal Balance
              30 to 59 days past due                              2,235,279.06
              60 to 89 days past due                                726,359.09
              90 or more days past due                            1,511,113.16
              Total                                               4,472,751.31

              Delinquency Ratio
              For the current Collection Period                          3.61%
              For the preceding Collection Period                        3.84%
              For the second preceding Collection Period                 3.97%
              Average Delinquency Ratio                                  3.81%


          REPOSSESSION ANALYSIS
              Current Balance of Contracts where Repossession
                 Occurred in the Current Month                      306,575.80
              Number of Contracts where Repossession Occurred
                 in the Current Month                                       26


          WEIGHTED AVERAGE COMPUTATIONS
              Weighted Average Coupon                                   10.57%
              Weighted Average Original Term (months)                   123.00
              Weighted Average Remaining Term (months)                   88.77


          CASH SETTLEMENT FOR THE TRUSTEE
              Total Deposit to the Collection Account             4,093,561.52
              Servicing Fee                                          79,346.10
              Interest allocable to the Seller's Certificate              0.29
              Principal amount allocable to the Seller's Certificate      1.51
              Wire Funds to the Surety Bond Provider                 12,695.38
              Net Deposit to the Certificate Account -
                   Excluding Amounts Due to Seller                4,001,518.25
              Wire Funds to the Certificateholders - Interest       618,899.28
              Wire Funds to the Certificateholders - Principal    3,196,945.67
              Deposit Funds into the Reserve Account                      -
              Wire Funds to NationsCredit                           185,673.30

Approved by:        \s\ LAWRENCE ANGELILLI -------------------------------------
----------------------- Lawrence Angelilli Vice President & Treasurer

[NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
March 16, 1998
BY EDGAR
Securities and Exchange Commission Judiciary Plaza 450 Fifth Street, N.W. Washington, D.C. 20549

Re:   NationsCredit Grantor Trust 1996 - 1
Ladies and Gentlemen:
On behalf of NationsCredit Grantor Trust 1996 - 1 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on Form 8-K.

Should you have any questions with regard to the filing, please call the undersigned at (972) 506-5026.

Very truly yours,
\s\ LAWRENCE ANGELILLI --------------------- Lawrence Angelilli Vice President
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